Exhibit 99.2

Quarterly Investor Supplement

September 30, 2025

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Nine Months Ended September 30, 2025. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 43
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as the results attributable to the redeemable noncontrolling interest (referred to as the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Benefits and Expenses
Adjusted operating benefits and expenses is a measure of our segment operating benefits and expenses and a non-GAAP financial measure. Each segment’s Adjusted operating benefits and expenses are calculated by adjusting Total benefits and expenses for the following items:
• Changes in market risk benefits;
• Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment;
• Expenses attributable to noncontrolling interests;
• Dividend payments made to preferred shareholders are included in adjusted operating benefits and expenses to reflect expenses related to our common shareholders;
• Other adjustments include:
• Income (loss) related to early extinguishment of debt;
• Impairment of goodwill and intangible assets;
• Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
• Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments;
• Commissions paid to our broker-dealers for sales of non-proprietary products, other items where the income is passed on to third parties, which are reflected in adjusted operating revenue with the fee income related to those products and the elimination of intercompany investment expenses included in Adjusted operating benefits and expenses;
• Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating benefits and expenses is Total benefits and expenses. For a reconciliation of Adjusted operating benefits and expenses to Total benefits and expenses, refer to the “Reconciliations” section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 43

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders (“loss ratio”).
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Net income (loss) available to Voya Financial, Inc.'s common shareholders	176	162	139	93	98	477	533
Per common share (basic)	1.82	1.69	1.45	0.97	1.00	4.96	5.32
Per common share (diluted)	1.80	1.66	1.42	0.94	0.98	4.88	5.20
Adjusted operating earnings: (1)
Before income taxes	290	289	232	147	230	811	724
After income taxes	239	240	195	138	190	674	598
Effective tax rate	17.8%	16.9%	15.9%	6.1%	17.1%	17.0%	17.4%
Per common share (diluted)	2.45	2.46	2.00	1.40	1.90	6.90	5.84
Return on Equity
TTM Return on Voya Financial, Inc's Equity	12.8%	11.3%	12.5%	14.7%	16.0%	12.8%	16.0%
TTM Adjusted operating return on common equity excluding AOCI (1)	13.6%	12.8%	12.6%	12.3%	12.9%	13.6%	12.9%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	17.9%	17.0%	16.7%	16.5%	17.3%	17.9%	17.3%
Shareholder's equity:
Total Voya Financial, Inc. Shareholders' Equity	4,957	4,629	4,383	4,005	4,719	4,957	4,719
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,123	6,084	5,952	5,855	5,919	6,123	5,919
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,751	4,654	4,486	4,371	4,467	4,751	4,467
Book value per common share (including AOCI)	45.55	41.71	39.20	35.53	42.30	45.55	42.30
Book value per common share (excluding AOCI) (2)	64.18	63.18	61.87	61.31	60.96	64.18	60.96
Leverage Ratios:
Debt-to-Capital	29.8%	31.2%	32.4%	38.5%	34.6%	29.8%	34.6%
Financial Leverage - excluding AOCI (2)	26.7%	27.4%	27.5%	30.3%	30.6%	26.7%	30.6%
Shares:
Weighted-average common shares outstanding
Basic	96	96	96	96	98	96	100
Dilutive effects (3)	2	1	2	3	2	2	2
Diluted	97	98	98	99	100	98	102
Ending shares outstanding	95	96	96	96	97	95	97
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions (4)	80	—	—	140	149	80	495
Dividends to common shareholders	43	44	43	43	44	130	125
Total cash returned to common shareholders	123	44	43	183	193	210	620

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.
(3) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(4) The third quarter of 2025 includes delivery of 80% of a $100 million accelerated share repurchase arrangement which was delivered on August 11th, 2025 with the remaining 20% delivered on October 15th, 2025.

Voya Financial	Page 7 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024

Revenues
Net investment income	583	584	560	521	506	1,727	1,553
Fee income	616	577	570	543	540	1,763	1,570
Premiums	719	718	737	790	796	2,174	2,386
Net gains (losses)	(21)	(41)	(34)	(52)	(14)	(96)	25
Other revenues	100	100	104	134	103	304	289
Income (loss) related to consolidated investment entities	131	43	32	74	25	206	217
Total revenues	2,128	1,981	1,969	2,010	1,956	6,078	6,040
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(850)	(801)	(835)	(987)	(938)	(2,486)	(2,632)
Operating expenses	(829)	(857)	(824)	(756)	(775)	(2,510)	(2,326)
Net amortization of DAC/VOBA	(65)	(58)	(62)	(56)	(55)	(185)	(167)
Interest expense	(29)	(28)	(32)	(35)	(29)	(89)	(89)
Operating expenses related to consolidated investment entities	(48)	(49)	(43)	(56)	(43)	(140)	(147)
Total benefits and expenses	(1,821)	(1,793)	(1,796)	(1,890)	(1,840)	(5,410)	(5,361)
Income (loss) before income taxes	307	188	173	120	116	668	679
Income tax expense (benefit)	35	27	22	(1)	18	84	58
Net income (loss)	272	161	151	121	98	584	621
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	80	(5)	(5)	24	(16)	70	51
Net income (loss) available to Voya Financial, Inc.	192	166	156	97	114	514	570
Less: Preferred stock dividends	16	4	17	4	16	37	37
Net income (loss) available to Voya Financial, Inc.'s common shareholders	176	162	139	93	98	477	533

Voya Financial	Page 8 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	542	534	506	478	472	1,584	1,451
Fee income	617	577	572	540	536	1,765	1,556
Premiums	716	720	734	780	785	2,170	2,374
Other revenue	68	69	75	99	74	211	211
Adjusted operating revenues (1)	1,942	1,900	1,888	1,897	1,867	5,731	5,591

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(781)	(761)	(782)	(975)	(845)	(2,325)	(2,478)
Operating expenses	(768)	(770)	(779)	(684)	(702)	(2,317)	(2,138)
Net amortization of DAC/VOBA	(40)	(34)	(37)	(31)	(29)	(112)	(87)
Interest expense (2)	(47)	(32)	(47)	(38)	(46)	(127)	(124)
Adjusted operating benefits and expenses (1)	(1,635)	(1,598)	(1,645)	(1,728)	(1,622)	(4,880)	(4,828)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	307	302	243	169	245	852	764
Less: Earnings (loss) attributable to the noncontrolling interest (3)	17	13	11	23	16	41	40
Adjusted operating earnings before income taxes (1)	290	289	232	147	230	811	724

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Retirement	853	824	798	731	726	2,475	2,176
Investment Management	257	239	243	271	243	740	711
Employee Benefits	829	832	841	888	892	2,502	2,689
Corporate	3	5	6	8	6	14	15
Adjusted operating revenues (1)	1,942	1,900	1,888	1,897	1,867	5,731	5,591

Adjusted operating earnings before income taxes
Retirement	261	235	207	210	211	703	611
Investment Management	62	51	41	66	55	155	147
Employee Benefits	47	69	46	(102)	23	162	142
Corporate	(80)	(67)	(62)	(27)	(59)	(208)	(175)
Adjusted operating earnings before income taxes (1)	290	289	232	147	230	811	724

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 9 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended September 30, 2025
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	482	12	45	3	542
Fee income	349	245	22	—	617
Premiums	—	—	716	—	716
Other revenue	22	—	46	—	68
Adjusted operating revenues (1)	853	257	829	3	1,942

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(235)	—	(546)	—	(781)
Operating expenses	(329)	(177)	(225)	(37)	(768)
Net amortization of DAC/VOBA	(28)	—	(12)	—	(40)
Interest expense (2)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses (1)	(592)	(177)	(783)	(84)	(1,635)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	261	80	47	(81)	307
Less: Earnings (loss) attributable to the noncontrolling interest	—	18	—	(1)	17
Adjusted operating earnings before income taxes (1)	261	62	47	(80)	290

	Three Months Ended September 30, 2024
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	427	4	36	5	472
Fee income	280	238	19	—	536
Premiums	—	—	785	—	785
Other revenue	20	1	52	1	74
Adjusted operating revenues (1)	726	243	892	6	1,867

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(210)	—	(634)	—	(845)
Operating expenses	(285)	(171)	(226)	(20)	(702)
Net amortization of DAC/VOBA	(20)	—	(8)	—	(29)
Interest expense (2)	—	—	—	(46)	(46)
Adjusted operating benefits and expenses (1)	(516)	(171)	(869)	(66)	(1,622)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	211	72	23	(60)	245
Less: Earnings (loss) attributable to the noncontrolling interest	—	17	—	(1)	16
Adjusted operating earnings before income taxes (1)	211	55	23	(59)	230

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Nine Months Ended September 30, 2025
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,422	24	125	14	1,584
Fee income	986	718	61	—	1,765
Premiums	—	—	2,170	—	2,170
Other revenue	67	(2)	146	—	211
Adjusted operating revenues (1)	2,475	740	2,502	14	5,731

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(698)	—	(1,627)	—	(2,325)
Operating expenses	(991)	(541)	(686)	(99)	(2,317)
Net amortization of DAC/VOBA	(83)	—	(28)	—	(112)
Interest expense (2)	—	—	—	(127)	(127)
Adjusted operating benefits and expenses (1)	(1,772)	(541)	(2,340)	(226)	(4,880)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	703	199	162	(212)	852
Less: Earnings (loss) attributable to the noncontrolling interest	—	44	—	(3)	41
Adjusted operating earnings before income taxes (1)	703	155	162	(208)	811

	Nine Months Ended September 30, 2024
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,307	21	110	13	1,451
Fee income	814	689	53	—	1,556
Premiums	—	—	2,374	—	2,374
Other revenue	55	1	152	2	211
Adjusted operating revenues (1)	2,176	711	2,689	15	5,591

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(640)	—	(1,839)	—	(2,478)
Operating expenses	(864)	(522)	(684)	(69)	(2,138)
Net amortization of DAC/VOBA	(63)	—	(25)	—	(87)
Interest expense (2)	—	—	—	(124)	(124)
Adjusted operating benefits and expenses (1)	(1,566)	(522)	(2,547)	(193)	(4,828)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	611	189	142	(178)	764
Less: Earnings (loss) attributable to the noncontrolling interest	—	43	—	(3)	40
Adjusted operating earnings before income taxes (1)	611	147	142	(175)	724

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 11 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Assets
Total investments	38,199	37,579	37,703	35,024	36,094
Cash and cash equivalents	1,157	1,179	868	1,399	1,457
Assets held in separate accounts	111,950	107,278	98,948	101,676	103,532
Premium receivable and reinsurance recoverable, net	10,835	10,965	11,144	11,284	11,486
Short term investments under securities loan agreement and accrued investment income	1,437	1,418	1,459	1,438	1,678
Deferred policy acquisition costs, Value of business acquired	2,435	2,472	2,505	2,148	2,173
Current and deferred income taxes	1,890	1,997	2,046	2,146	1,967
Other assets (1)	4,885	4,908	4,920	3,880	3,893
Assets related to consolidated investment entities	4,660	4,640	4,357	4,894	4,653
Total Assets	177,448	172,436	163,950	163,889	166,933
Liabilities
Future policy benefits and contract owner account balances	49,337	49,665	49,763	46,436	47,056
Liabilities related to separate accounts	111,950	107,278	98,948	101,676	103,532
Payables under securities loan agreements, including collateral held	1,375	1,128	1,486	1,309	1,368
Short-term debt	586	447	1	399	397
Long-term debt	1,518	1,657	2,103	2,103	2,103
Other liabilities (2)	3,192	3,155	3,048	3,218	3,294
Liabilities related to consolidated investment entities	2,407	2,553	2,240	2,741	2,601
Total Liabilities	170,365	165,883	157,589	157,882	160,351
Mezzanine Equity
Redeemable noncontrolling interest	221	215	214	219	198
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(883)	(796)	(788)	(754)	(604)
Additional paid-in capital	6,316	6,321	6,299	6,266	6,227
Retained earnings (deficit)	1,301	1,170	1,052	954	907
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,735	6,696	6,564	6,467	6,531
Accumulated other comprehensive income	(1,778)	(2,067)	(2,181)	(2,462)	(1,812)
Total Voya Financial, Inc. Shareholders' Equity	4,957	4,629	4,383	4,005	4,719
Noncontrolling interest	1,905	1,709	1,764	1,783	1,665
Total Shareholders' Equity	6,862	6,338	6,147	5,788	6,384
Total Liabilities, Mezzanine Equity and Shareholders' Equity	177,448	172,436	163,950	163,889	166,933

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 12 of 43

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Retirement
Balance as of Beginning-of-Period	1,410	1,422	1,044	1,048	1,053	1,044	1,064
Additions related to business acquisitions(1)	—	—	390	—	—	390	—
Deferrals of commissions and expenses	16	15	15	16	15	46	47
Amortization	(28)	(27)	(27)	(20)	(20)	(82)	(63)
Balance as of End-of-Period	1,398	1,410	1,422	1,044	1,048	1,398	1,048
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Employee Benefits
Balance as of Beginning-of-Period	241	237	234	229	222	234	211
Deferrals of commissions and expenses	11	11	13	16	16	35	42
Amortization	(12)	(7)	(9)	(11)	(8)	(28)	(25)
Balance as of End-of-Period	241	241	237	234	229	241	229

Total
Balance as of Beginning-of-Period	1,651	1,659	1,278	1,277	1,275	1,278	1,275
Additions related to business acquisitions(1)	—	—	390	—	—	390	—
Deferrals of commissions and expenses	27	26	28	32	31	81	89
Amortization	(40)	(34)	(37)	(31)	(29)	(111)	(87)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,638	1,651	1,659	1,278	1,277	1,638	1,277
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	797	821	846	870	896	797	896
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,435	2,472	2,505	2,148	2,173	2,435	2,173

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Retirement annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 43

Consolidated Capital Structure

	Balances as of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024

Financial Debt
Senior bonds	1,754	1,753	1,753	2,151	2,149
Subordinated bonds	349	349	349	349	349
Other debt	1	2	2	2	2
Total Financial Debt	2,104	2,104	2,104	2,502	2,500
Other financial obligations (1)	289	305	298	304	325
Total Financial Obligations	2,393	2,409	2,402	2,806	2,825

Mezzanine Equity
Redeemable noncontrolling interest	221	215	214	219	198
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,123	6,084	5,952	5,855	5,919
Total Equity (Excluding AOCI)	6,735	6,696	6,564	6,467	6,531
Accumulated other comprehensive income (AOCI)	(1,778)	(2,067)	(2,181)	(2,462)	(1,812)
Total Voya Financial, Inc. Shareholders' Equity	4,957	4,629	4,383	4,005	4,719
Noncontrolling interest	1,905	1,709	1,764	1,783	1,665
Total Shareholders' Equity	6,862	6,338	6,147	5,788	6,384

Capital
Capitalization (3)	7,061	6,733	6,487	6,507	7,219
Adjusted Capitalization excluding AOCI (4)	11,254	11,029	10,944	11,275	11,219

Leverage Ratios
Debt-to-Capital (5)	29.8%	31.2%	32.4%	38.5%	34.6%
Financial Leverage excluding AOCI (6)	26.7%	27.4%	27.5%	30.3%	30.6%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.

Voya Financial	Page 14 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of September 30, 2025
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Retirement (1)	32,994	107,602	165,962	306,558	478,263	784,821
Investment Management	36,503	30,757	299,041	366,300	53,527	419,827
Employee Benefits	1,906	19	—	1,925	—	1,925
Eliminations/Other (3)	(34,900)	(26,428)	(13,016)	(74,344)	(43,605)	(117,949)
Total AUM and AUA	36,503	111,950	451,987	600,439	488,185	1,088,624

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Retirement and Employee Benefit segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Retirement

Voya Financial	Page 16 of 43
Retirement Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income (1)	429	431	425	379	390	1,664	1,587
Investment expenses	(19)	(20)	(19)	(18)	(17)	(76)	(68)
Credited interest	(231)	(229)	(228)	(209)	(211)	(897)	(855)
Net Margin	179	182	178	152	162	691	664
Alternative investment income (1)	42	42	22	33	20	139	82
Other investment income (1)(2)	27	26	28	28	31	109	114
Investment spread and other investment income	248	250	228	213	213	939	860
Full Service Fee-based revenue	225	201	204	181	174	811	654
Recordkeeping and other fee-based revenue	140	133	128	121	122	522	468
Total Fee-based margin	365	334	332	302	296	1,333	1,121
Net underwriting gain (loss) and other revenue	5	8	7	5	7	25	18
Net revenue (3)	618	592	567	519	516	2,296	1,999
Administrative expenses	(254)	(259)	(261)	(223)	(219)	(997)	(909)
Net commissions	(74)	(71)	(71)	(66)	(65)	(282)	(247)
DAC/VOBA and other intangibles amortization	(28)	(28)	(28)	(20)	(21)	(104)	(85)
Adjusted operating earnings before income taxes	261	235	207	210	211	913	758
Adjusted Operating Margin TTM	39.8%	39.3%	39.7%	39.9%	37.9%
Full Service Revenue (4)
Full Service Investment spread and other investment income	236	235	212	198	197	883	801
Full Service Fee-based revenue	225	201	204	181	174	811	654
Total Full Service Revenue	461	437	416	379	370	1,693	1,454
Client Assets
Fee-based	689,147	662,433	601,790	524,476	520,167	689,147	520,167
Spread-based (5)	32,994	33,220	33,306	29,768	30,052	32,994	30,052
Investment-only Stable Value	36,245	36,678	36,157	34,557	34,744	36,245	34,744
Retail Client Assets	34,799	33,000	30,670	31,214	31,223	34,799	31,223
Eliminations (6)	(8,365)	(8,087)	(7,743)	(7,811)	(7,693)	(8,365)	(7,693)
Total Client Assets	784,821	757,244	694,180	612,205	608,493	784,821	608,493

(1) Gross investment income for prior periods has been recast to include total prepayment fees, including the amount above or below expectations previously reported separately. Other investment income for prior periods has been recast to exclude Alternative investment income, which is now reported separately and includes the amount above or below long-term expectations that was previously reported separately. See page 36 for additional detail on Alternative investment income. There was no change to the previously reported total Investment spread and other investment income.

(2) Includes investment income on assets backing surplus, excluding Alternative investment income, investment income on cash balances, and income from policy loans.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Excludes Net underwriting gain (loss) and other revenue.
(5) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(6) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 17 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024

Full Service - Client Assets
Fee-based	248,945	237,544	218,347	178,983	179,238	248,945	179,238
Spread-based	32,709	32,933	33,010	29,464	29,740	32,709	29,740
Client Assets, end of period - Full Service Total	281,654	270,477	251,357	208,448	208,978	281,654	208,978

Full Service - Total
Client Assets, beginning of period	270,477	251,357	208,448	208,978	199,196	208,978	173,723
Transfers / Single deposits	1,910	2,174	2,413	2,848	2,361	9,345	8,366
Recurring deposits	5,272	5,396	6,063	3,852	3,965	20,583	15,743
Total Deposits	7,182	7,571	8,475	6,699	6,326	29,927	24,108
Surrenders, benefits, and product charges	(10,104)	(8,692)	(9,304)	(7,152)	(6,547)	(35,252)	(28,362)
Net Flows	(2,922)	(1,121)	(828)	(453)	(222)	(5,324)	(4,254)
Interest credited and investment performance	14,099	20,241	(3,809)	(78)	10,005	30,453	39,510
Transfer due to business acquisition	—	—	47,547	—	—	47,547	—
Client Assets, end of period - Full Service Total	281,654	270,477	251,357	208,448	208,978	281,654	208,978

Recordkeeping
Client Assets, beginning of period	419,669	378,366	340,254	335,774	319,819	335,774	276,869
Transfers / Single deposits	4,272	15,107	34,611	7,772	3,751	61,762	9,046
Recurring deposits	6,567	7,291	8,380	6,203	5,397	28,441	22,090
Total Deposits	10,839	22,399	42,991	13,974	9,148	90,203	31,137
Surrenders, benefits, and product charges	(18,949)	(9,667)	(12,759)	(9,211)	(9,372)	(50,586)	(31,944)
Net Flows	(8,110)	12,732	30,232	4,763	(224)	39,617	(807)
Interest credited and investment performance	23,276	28,570	(5,200)	(283)	16,179	46,363	59,713
Transfer due to business acquisition	—	—	13,080	—	—	13,080	—
Client Assets, end of period - Recordkeeping	434,835	419,669	378,366	340,254	335,774	434,835	335,774

Total Defined Contribution (1)
Client Assets, beginning of period	690,146	629,723	548,702	544,753	519,015	544,753	450,591
Transfers / Single deposits	6,182	17,282	37,024	10,619	6,113	71,107	17,412
Recurring deposits	11,839	12,688	14,443	10,054	9,362	49,024	37,833
Total Deposits	18,021	29,970	51,467	20,674	15,474	120,132	55,245
Surrenders, benefits, and product charges	(29,053)	(18,358)	(22,063)	(16,364)	(15,920)	(85,838)	(60,306)
Net Flows	(11,032)	11,611	29,404	4,310	(445)	34,293	(5,061)
Interest credited and investment performance	37,375	48,811	(9,009)	(361)	26,184	76,816	99,223
Transfer due to business acquisition	—	—	60,627	—	—	60,627	—
Client Assets, end of period - Total Defined Contribution	716,489	690,146	629,723	548,702	544,753	716,489	544,753

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 18 of 43
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	36,678	36,157	34,557	34,744	33,985	34,744	35,450
Transfers / Single deposits	94	814	1,629	1,118	192	3,655	788
Recurring deposits	367	145	554	139	137	1,205	1,818
Total Deposits	462	959	2,183	1,257	329	4,861	2,606
Surrenders, benefits, and product charges	(1,716)	(707)	(1,024)	(1,435)	(895)	(4,882)	(5,940)
Net Flows	(1,254)	252	1,159	(178)	(566)	(21)	(3,334)
Interest credited and investment performance	821	270	440	(9)	1,325	1,522	2,628
Assets, end of period - Defined Contribution Investment-only SV	36,245	36,678	36,157	34,557	34,744	36,245	34,744

Retail Client Assets (2)	34,803	33,004	30,675	31,218	31,228	34,803	31,228
Other Assets (3)	5,648	5,503	5,368	5,538	5,462	5,648	5,462
Eliminations (4)	(8,365)	(8,087)	(7,743)	(7,811)	(7,693)	(8,365)	(7,693)
Total Client Assets	784,821	757,244	694,180	612,205	608,493	784,821	608,493

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(3) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(4) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Investment Management

Voya Financial	Page 20 of 43
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Sources of Adjusted operating earnings before income taxes:
Investment capital income (1)	11	4	5	5	3	25	21
Other investment income (1)	1	1	1	1	1	4	6
Investment spread and other investment income	12	5	6	6	4	29	27
Fee-based margin (2)	245	234	237	265	239	981	912
Net revenue (3)	257	239	243	271	243	1,010	939
Administrative expenses	(177)	(174)	(190)	(182)	(171)	(723)	(691)
Adjusted operating earnings before income taxes, including noncontrolling interest	80	65	53	89	72	287	246
Adjusted Operating Margin TTM	28.5%	28.0%	28.1%	28.3%	26.3%
Fee-based margin (2)
Investment advisory and administrative revenue	245	237	236	237	238	955	912
Other fee-based margin	—	(3)	1	27	1	25	1
Fee-based margin	245	234	237	265	239	981	912

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	80	65	53	89	72	287	246
Less: Earnings (loss) attributable to the noncontrolling interest (4)	18	14	12	22	17	66	56
Adjusted operating earnings before income taxes	62	51	41	66	55	220	192

(1) Investment capital income, which is now reported separately from Other investment income, includes the amount above or below long-term expectations that was previously reported separately. See page 36 for additional detail on Alternative investment income, including Investment capital income. There was no change to the previously reported total Investment spread and other investment income

(2) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 21 of 43
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Client Assets:
External Clients
Institutional	173,442	166,833	161,220	156,568	158,288	173,442	158,288
Retail	156,355	156,329	147,025	149,214	148,243	156,355	148,243
Subtotal External Clients	329,797	323,162	308,245	305,782	306,531	329,797	306,531
General Account	36,503	36,428	36,734	33,576	33,989	36,503	33,989
Total Client Assets (AUM)	366,300	359,589	344,978	339,358	340,520	366,300	340,520
Assets under Advisement and Administration (AUA)	53,527	53,530	50,162	50,247	51,154	53,527	51,154
Total AUM and AUA	419,827	413,119	395,140	389,605	391,674	419,827	391,674

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	92	89	89	90	90	359	348
Retail	130	125	124	125	126	505	476
Subtotal External Clients	222	214	213	215	216	864	824
General Account	18	19	19	17	17	73	70
Total Investment Advisory and Administrative Revenues (AUM)	240	232	232	233	234	937	895
Administration Only Fees	4	5	5	5	4	19	17
Total Investment Advisory and Administrative Revenues	245	237	236	237	238	955	912

Revenue Yield (bps) (1)
External Clients
Institutional	21.6	21.7	22.1	22.7	23.3	22.0	23.3
Retail	33.1	33.2	33.0	33.6	33.5	33.2	33.3
Revenue Yield on External Clients	27.1	27.2	27.4	28.0	28.3	27.4	28.2
General Account	20.1	20.3	20.6	20.4	20.2	20.3	20.2
Revenue Yield on Client Assets (AUM)	26.4	26.5	26.7	27.2	27.5	26.7	27.4
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.3	3.5	3.6	3.5	3.3	3.5	3.1
Total Revenue Yield on AUM and AUA (bps)	23.4	23.6	23.8	24.2	24.3	23.7	24.0

Revenue Yield on Client Assets (AUM) TTM	26.7	26.9	27.0	27.2	27.4	26.7	27.4

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 22 of 43
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Institutional AUM:
Beginning of period AUM	166,833	161,220	156,568	158,288	152,165	158,288	147,904
Inflows	12,780	6,665	10,460	8,925	7,341	38,829	25,158
Outflows	(9,219)	(5,713)	(5,272)	(6,923)	(5,566)	(27,128)	(26,866)
Net flows - Institutional	3,560	952	5,187	2,001	1,775	11,701	(1,706)
Change in Market Value	4,341	5,622	(345)	(1,361)	4,814	8,257	16,092
Other (Including Acquisitions / Divestitures)	(1,292)	(961)	(191)	(2,361)	(466)	(4,804)	(4,001)
End of period AUM - Institutional	173,442	166,833	161,220	156,568	158,288	173,442	158,288
Organic Growth (Net Flows/Beginning of period AUM)	2.1%	0.6%	3.3%	1.3%	1.2%	7.4%	-1.2%
Market Growth %	2.6%	3.5%	-0.2%	-0.9%	3.2%	5.2%	10.9%
Retail AUM:
Beginning of period AUM	156,329	147,025	149,214	148,243	150,341	148,243	128,120
Inflows	11,408	11,093	12,774	11,092	11,013	46,367	38,449
Outflows	(11,091)	(10,218)	(10,279)	(9,739)	(8,952)	(41,327)	(32,984)
Net flows - Retail (1)	317	874	2,496	1,353	2,060	5,040	5,464
Net Money Market Flows	(38)	49	117	64	65	192	292
Change in Market Value	7,072	8,984	(4,816)	1,314	3,604	12,553	22,052
Net Flows from Divested Businesses (2)	(6,397)	(259)	(374)	(316)	(7,404)	(7,346)	(9,214)
Other (Including Acquisitions / Divestitures)	(927)	(344)	388	(1,444)	(424)	(2,326)	1,527
End of period AUM - Retail	156,355	156,329	147,025	149,214	148,243	156,355	148,243
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	0.2%	0.6%	1.7%	0.9%	1.4%	3.4%	4.3%
Market Growth %	4.5%	6.1%	-3.2%	0.9%	2.4%	8.5%	17.2%
Net Flows:
Institutional Net Flows	3,560	952	5,187	2,001	1,775	11,701	(1,706)
Retail Net Flows	317	874	2,496	1,353	2,060	5,040	5,464
Net Flows from Divested Businesses	(6,397)	(259)	(374)	(316)	(7,404)	(7,346)	(9,214)
Total Net Flows	(2,520)	1,567	7,310	3,038	(3,569)	9,394	(5,456)
Net Flows excluding Net Flows from Divested Businesses	3,877	1,826	7,683	3,354	3,835	16,741	3,757
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	1.2%	0.6%	2.5%	1.1%	1.3%	5.5%	1.4%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) In the third quarters of 2024 and 2025, Net Flows from Divested Businesses primarily reflect the out-flow of assets associated with a legacy partnership.

Voya Financial	Page 23 of 43
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Institutional
Equity	29,404	27,457	22,375	24,056	23,662
Fixed Income - Public	61,776	56,899	57,182	55,645	56,276
Fixed Income - Privates	69,611	68,818	67,245	64,095	65,126
Alternatives	12,651	13,659	14,418	12,772	13,224
Money Market	—	—	—	—	—
Total	173,442	166,833	161,220	156,568	158,288

Retail
Equity	77,684	78,699	70,634	73,784	74,186
Fixed Income - Public	73,976	72,870	71,625	70,854	69,648
Fixed Income - Privates	123	277	311	334	351
Alternatives	1,995	1,876	1,910	1,850	1,739
Money Market	2,576	2,606	2,544	2,392	2,319
Total	156,355	156,329	147,025	149,214	148,243

General Account
Equity	125	112	138	129	135
Fixed Income - Public	18,272	17,870	18,071	16,832	16,926
Fixed Income - Privates	15,973	16,271	16,574	14,375	14,500
Alternatives	1,712	1,615	1,650	1,681	1,686
Money Market	421	560	300	559	742
Total	36,503	36,428	36,734	33,576	33,989

Combined Asset Type
Equity	107,213	106,268	93,147	97,969	97,983
Fixed Income - Public	154,024	147,639	146,878	143,331	142,850
Fixed Income - Privates	85,707	85,366	84,130	78,804	79,976
Alternatives	16,359	17,150	17,979	16,304	16,649
Money Market	2,997	3,166	2,844	2,951	3,061
Total	366,300	359,589	344,978	339,358	340,520

Total Private and Alternative Assets	102,066	102,516	102,109	95,108	96,625
% of Private and Alternative Assets / Total AUM	27.9%	28.5%	29.6%	28.0%	28.4%

Employee Benefits

Voya Financial	Page 25 of 43
Employee Benefits Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Sources of Adjusted operating earnings before income taxes:
Gross investment income	27	27	27	26	26	107	101
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(11)	(11)	(12)	(12)	(12)	(46)	(49)
Net margin	15	14	14	14	12	57	47
Alternative investment income (1)	7	7	3	5	3	22	10
Other investment income (1)	1	1	1	1	1	4	6
Investment spread and other investment income	34	31	27	27	26	119	96
Fee-based margin (2)	54	56	56	57	57	223	226
Net underwriting gain (loss) and other revenue	195	216	206	40	175	657	803
Net revenue (3)	284	303	290	124	257	1,001	1,123
Administrative expenses	(134)	(132)	(139)	(130)	(130)	(535)	(526)
Premium taxes, fees and assessments	(52)	(50)	(50)	(48)	(47)	(200)	(175)
Net commissions	(39)	(44)	(45)	(37)	(49)	(165)	(202)
DAC/VOBA and other intangibles amortization	(12)	(7)	(9)	(11)	(8)	(39)	(33)
Adjusted operating earnings before income taxes	47	69	46	(102)	23	59	186
Adjusted Operating Margin TTM	6.0%	3.7%	2.7%	4.1%	16.6%
Group life:
Premiums	162	166	162	167	165	658	658
Benefits	(120)	(124)	(146)	(139)	(119)	(530)	(515)
Other (4)	(3)	(3)	(2)	(4)	(2)	(11)	(9)
Total Group life	39	40	14	24	44	117	134
Group life Loss Ratio (interest adjusted) (5)	74.2%	74.3%	90.3%	83.3%	71.9%	80.5%	78.2%
Group Stop loss:
Premiums	388	388	390	451	453	1,617	1,727
Benefits	(324)	(312)	(293)	(520)	(424)	(1,449)	(1,463)
Other (4)	(1)	(2)	(2)	(2)	(2)	(6)	(7)
Total Group Stop loss	62	75	96	(71)	28	163	257
Stop loss Loss Ratio (5)	83.6%	80.3%	75.0%	115.4%	93.4%	89.6%	84.7%
Voluntary Benefits, Disability, and Other	94	100	97	87	103	377	411
Net underwriting gain (loss) and other revenue
Premiums	739	741	747	802	804	3,029	3,115
Benefits	(542)	(524)	(538)	(757)	(625)	(2,361)	(2,301)
Other (4)	(2)	(2)	(3)	(4)	(4)	(10)	(11)
Total Net underwriting gain (loss) and other revenue	195	216	206	40	175	657	803
Total Aggregate Loss Ratio (5)	73.4%	70.7%	72.0%	94.5%	77.7%	78.0%	73.9%
Total Aggregate Loss Ratio TTM (5)	78.0%	79.0%	79.4%	79.7%	73.9%
(1) Other investment income for prior periods has been recast to exclude Alternative investment income, which is now reported separately and includes the amount above or below long-term expectations that was previously reported separately. See page 36 for additional detail on Alternative investment income. There was no change to the previously reported total investment spread and other investment income.

(2) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(5) Reported Loss ratios are net of reinsurance recoveries.

Voya Financial	Page 26 of 43

Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
2025 Stop Loss Policy Year Development (1)
January Business	87%	87%	87%	—%	—%	—%	—%	—%	—%	—%	—%
Non-January Business	85%	85%	NM (2)	—%	—%	—%	—%	—%	—%	—%	—%
Total 2025 Policy Year	87%	87%	87%	—%	—%	—%	—%	—%	—%	—%	—%

2024 Stop Loss Policy Year Development (1)
January Business	91%	91%	93%	95%	86%	81%	81%	—%	—%	—%	—%
Non-January Business	85%	85%	85%	85%	80%	81%	81%	—%	—%	—%	—%
Total 2024 Policy Year	90%	90%	92%	94%	86%	81%	81%	—%	—%	—%	—%

2023 Stop Loss Policy Year Development (1)
January Business	80%	80%	80%	80%	80%	80%	80%	79%	79%	75%	78%
Non-January Business	83%	83%	83%	85%	83%	81%	79%	77%	77%	78%	78%
Total 2023 Policy Year	80%	80%	80%	81%	81%	80%	80%	79%	78%	75%	78%

2022 Stop Loss Policy Year Development (1)
January Business	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	74%
Non-January Business	67%	67%	67%	67%	68%	68%	67%	68%	71%	72%	76%
Total 2022 Policy Year	70%	70%	70%	70%	70%	71%	71%	71%	71%	72%	74%

Reported Loss Ratio for Stop Loss	84%	80%	75%	115%	93%	83%	84%	76%	83%	63%	70%
(1) Loss ratios by policy year reflect reserve levels and are gross of reinsurance recoveries.
(2) The 2025 non-January business is not material for the first quarter of 2025.

Voya Financial	Page 27 of 43
Employee Benefits Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Sales by Product Line:
Group life and Disability	29	22	74	7	11	132	173
Stop loss	59	14	265	12	35	351	620
Voluntary and Other (1)	17	37	99	14	17	166	208
Total sales by product line	105	73	438	33	63	649	1,000

Total gross premiums and deposits	837	843	846	896	900	3,422	3,470

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	989	977	971	978	978	989	978
Stop loss	1,572	1,569	1,589	1,821	1,837	1,572	1,837
Voluntary and Other (1)	1,100	1,103	1,117	1,057	1,050	1,100	1,050
Total annualized in-force premiums and fees by product line	3,662	3,649	3,677	3,856	3,864	3,662	3,864

Assets Under Management by Fund Group:
General account	1,906	1,945	1,870	1,975	1,954	1,906	1,954
Separate account	19	18	17	18	17	19	17
Total AUM	1,925	1,963	1,887	1,993	1,972	1,925	1,972

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Corporate

Voya Financial	Page 29 of 43

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Interest expense (excluding Preferred stock dividends) (1)	(30)	(28)	(31)	(34)	(29)	(123)	(116)
Preferred stock dividends	(16)	(4)	(17)	(4)	(16)	(41)	(41)
Pension expense (2)	(13)	(13)	(13)	(12)	(12)	(51)	(47)
Other (3)	(22)	(22)	(2)	23	(3)	(23)	(7)
Adjusted operating earnings before income taxes, including noncontrolling interest	(81)	(67)	(63)	(27)	(60)	(238)	(211)
Less: Earnings (loss) attributable to the noncontrolling interest	(1)	(1)	(1)	—	(1)	(3)	(2)
Adjusted operating earnings before income taxes	(80)	(67)	(62)	(27)	(59)	(236)	(209)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Administrative Expenses and Adjusted Operating Return on Capital

Voya Financial	Page 31 of 43
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Retirement	(254)	(259)	(261)	(223)	(219)	(997)	(909)
Investment Management	(177)	(174)	(190)	(182)	(171)	(723)	(691)
Employee Benefits	(134)	(132)	(139)	(130)	(130)	(535)	(526)
Total Administrative Expenses (1)	(565)	(565)	(590)	(535)	(520)	(2,255)	(2,126)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 32 of 43
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Retirement
Adjusted operating earnings before income taxes - before interest	913	863	842	820	758
Income tax expense	131	122	119	116	104
Adjusted Operating Earnings - before interest and after income taxes	782	741	723	704	654
Adjusted Operating effective tax rate (1)	15.0%	14.3%	13.4%	14.3%	14.3%
Adjusted Operating effective tax rate TTM	14.3%	14.1%	14.1%	14.2%	13.7%
Average Capital	3,674	3,584	3,483	3,415	3,402
Ending Capital (2)	3,791	3,771	3,796	3,509	3,445
Adjusted Return on Capital	21.3%	20.7%	20.7%	20.6%	19.2%

Investment Management
Adjusted operating earnings before income taxes - before interest	220	214	213	213	192
Income tax expense	46	45	45	45	40
Adjusted Operating Earnings - before interest and after income taxes	174	169	168	168	152
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	870	861	851	843	834
Ending Capital (2)	883	875	874	869	843
Adjusted Return on Capital	20.1%	19.6%	19.7%	20.0%	18.1%

Employee Benefits
Adjusted operating earnings before income taxes - before interest	59	36	27	40	186
Income tax expense	12	7	6	8	39
Adjusted Operating Earnings - before interest and after income taxes	47	29	21	32	147
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,291	1,286	1,275	1,246	1,222
Ending Capital (2)	1,295	1,281	1,295	1,306	1,267
Adjusted Return on Capital	3.6%	2.2%	1.6%	2.5%	12.0%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Retirement segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 34 of 43
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	9/30/2025				6/30/2025				9/30/2025
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,785	28.0%	144	5.5%	10,639	28.0%	138	5.2%	10,785	28.0%	416	5.2%
Private credit	8,470	22.0%	94	4.5%	8,566	22.0%	107	5.1%	8,470	22.0%	308	4.9%
Securitized (2)(3)	10,053	26.0%	148	6.0%	9,931	26.0%	143	5.8%	10,053	26.0%	440	5.9%
Commercial mortgage loans	5,376	14.0%	65	4.9%	5,502	14.0%	67	4.9%	5,376	14.0%	198	4.9%
Municipals	606	2.0%	6	3.9%	609	2.0%	6	3.9%	606	2.0%	18	3.9%
Short-term / Treasury	566	1.0%	6	4.1%	598	2.0%	6	4.3%	566	1.0%	18	4.2%
Equity securities	195	1.0%	3	7.2%	178	—%	3	6.5%	195	1.0%	9	6.7%
Policy loans	372	1.0%	5	5.4%	376	1.0%	4	4.7%	372	1.0%	14	5.2%
Derivatives	(6)	—%	2	N/A	(6)	—%	2	N/A	(6)	—%	6	N/A
Book Values and Gross Investment Income before variable components	36,417	95.0%	473	5.3%	36,393	95.0%	476	5.3%	36,417	95.0%	1,427	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,991	5.0%	50	10.5%	1,984	5.0%	46	10.1%	1,991	5.0%	116	8.3%
Prepayment / Other fee income	N/A	—%	5	0.1%	N/A	—%	4	—%	N/A	—%	11	0.1%
Book Values and Gross Investment Income (variable)	1,991	5.0%	55	N/A	1,984	5.0%	50	N/A	1,991	5.0%	127	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,407	100.0%	527	5.6%	38,377	100.0%	526	5.6%	38,407	100.0%	1,554	5.5%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 35 of 43
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	6/30/2025		03/31/2025		12/31/2024		09/30/2024
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,585	28.0%	10,610	28.0%	10,336	29.0%	10,241	28.0%
Private credit	8,420	22.0%	8,506	22.0%	7,860	22.0%	7,754	21.0%
Securitized	9,852	26.0%	9,996	26.0%	9,657	27.0%	10,083	28.0%
Municipals	609	2.0%	623	2.0%	686	2.0%	705	2.0%
Short-term / Treasury	640	2.0%	524	1.0%	572	2.0%	432	1.0%
Total Fixed maturities	30,107	79.0%	30,258	79.0%	29,110	81.0%	29,215	81.0%
Commercial mortgage loans	5,483	14.0%	5,553	14.0%	4,669	13.0%	4,814	13.0%
Limited partnership	1,923	5.0%	1,910	5.0%	1,885	5.0%	1,778	5.0%
Equity securities	566	1.0%	577	2.0%	309	1.0%	316	1.0%
Total	38,079	100.0%	38,298	100.0%	35,973	100.0%	36,122	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,532	55.0%	16,304	54.0%	15,641	54.0%	15,803	54.0%
NAIC 2	12,178	40.0%	12,459	41.0%	12,073	41.0%	12,053	41.0%
NAIC 3 and below	1,396	5.0%	1,495	5.0%	1,397	5.0%	1,359	5.0%
Total Fixed maturities	30,107	100.0%	30,258	100.0%	29,110	100.0%	29,215	100.0%

Commercial Mortgage Loans:
CML 1	4,039	74.0%	4,111	74.0%	3,396	73.0%	3,482	72.0%
CML 2	1,079	20.0%	1,000	18.0%	961	21.0%	1,004	21.0%
CML 3 and below	366	7.0%	441	8.0%	312	7.0%	328	7.0%
Total Commercial mortgage loans	5,483	100.0%	5,553	100.0%	4,669	100.0%	4,814	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 36 of 43
Alternative Investment Income

	Three Months Ended					Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Retirement (1)
Alternative investment income at long-term expectations (2)	37	35	36	35	34	143	136
Alternative investment income above (below) expectations	5	7	(14)	(2)	(14)	(4)	(54)
Alternative investment income	42	42	22	33	20	139	82
Average alternative investments	1,657	1,590	1,591	1,575	1,558	1,603	1,523

Investment Management (1)
Alternative investment income at long-term expectations (2)	7	8	7	8	8	30	30
Alternative investment income above (below) expectations	4	(4)	(2)	(3)	(5)	(5)	(9)
Alternative investment income	11	4	5	5	3	25	21
Average alternative investments	331	344	326	340	347	335	332

Employee Benefits (1)
Alternative investment income at long-term expectations (2)	7	6	5	5	5	23	21
Alternative investment income above (below) expectations	—	1	(2)	(1)	(3)	(2)	(11)
Alternative investment income	7	7	3	5	3	22	10
Average alternative investments	284	268	238	215	212	251	212

Total (1)
Alternative investment income at long-term expectations (2)	51	49	49	49	48	197	188
Alternative investment income above (below) expectations	9	4	(19)	(6)	(22)	(11)	(74)
Alternative investment income	60	53	30	43	26	186	113
Average alternative investments	2,272	2,202	2,155	2,130	2,117	2,189	2,066

(1) Excludes assets and income related to foreclosed real estate.
(2) The long-term expected return for alternative investments and investment capital is 9% annually.

Reconciliations

Voya Financial	Page 38 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	9/30/2025			6/30/2025			3/31/2025			12/31/2024			9/30/2024
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		176	1.80		162	1.66		139	1.42		93	0.94		98	0.98
Plus: Net income (loss) attributable to noncontrolling interests		80	0.83		(5)	(0.05)		(5)	(0.05)		24	0.25		(16)	(0.16)
Less: Preferred stock dividends		(16)	(0.17)		(4)	(0.04)		(17)	(0.17)		(4)	(0.04)		(16)	(0.17)
Income (loss)	307	272	2.79	188	161	1.65	173	151	1.54	120	121	1.23	116	98	0.99
Less:
Net investment gains (losses)	(16)	(12)	(0.13)	(29)	(23)	(0.23)	(2)	(1)	(0.02)	—	—	—	(33)	(26)	(0.26)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(52)	(42)	(0.43)	(30)	(24)	(0.24)	(39)	(31)	(0.32)	(22)	(17)	(0.17)	(52)	(41)	(0.41)
Net income (loss) attributable to noncontrolling interests	80	80	0.83	(5)	(5)	(0.05)	(5)	(5)	(0.05)	24	24	0.25	(16)	(16)	(0.16)
Dividend payments made to preferred shareholders	16	16	0.17	4	4	0.04	17	17	0.17	4	4	0.04	16	16	0.17
Other adjustments (3)	(11)	(10)	(0.10)	(41)	(31)	(0.32)	(30)	(24)	(0.24)	(32)	(27)	(0.28)	(28)	(25)	(0.25)
Adjusted operating earnings	290	239	2.45	289	240	2.46	232	195	2.00	147	138	1.40	230	190	1.90

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended June 30, 2025, also includes $18 million, after-tax, of severance costs. For the three months ended March 31, 2025, also includes $6 million, after-tax, of severance costs. For the three months ended December 31, 2024, also includes a $12 million, after-tax, write-off of an intangible asset related to a prior acquisition, an $8 million, after-tax, write-off of previously capitalized costs associated with an internal technology project which is no longer being pursued, $5 million, after-tax, of severance costs, and $4 million, after-tax, related to an insurance company guaranty fund assessment net of premium tax credits, partially offset by a $20 million, after-tax, net actuarial gain related to pension and other postretirement benefit obligations. For the three months ended September 30, 2024 also includes $7 million, after-tax, of severance costs.

Voya Financial	Page 39 of 43
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Nine months ended
(in millions USD, except per share)	9/30/2025			9/30/2024
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		477	4.88		533	5.20
Plus: Net income (loss) attributable to noncontrolling interests		70	0.72		51	0.49
Less: Preferred stock dividends		(37)	(0.38)		(37)	(0.36)
Income (loss)	668	584	5.98	679	621	6.06
Less:
Net investment gains (losses)	(46)	(37)	(0.37)	50	40	0.39
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (3)	(122)	(96)	(0.99)	(121)	(57)	(0.56)
Net income (loss) attributable to noncontrolling interests	70	70	0.72	51	51	0.49
Dividend payments made to preferred shareholders	37	37	0.38	37	37	0.36
Other adjustments (4)	(82)	(64)	(0.66)	(63)	(48)	(0.47)
Adjusted operating earnings	811	674	6.90	724	598	5.84

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes tax benefits of $38 million related to a divested business for the nine months ended September 30, 2024.
(4) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the nine months ended September 30, 2025, also includes $24 million, after-tax, of severance costs. For the nine months ended September 30, 2024 also includes $7 million, after-tax, of severance costs.

Voya Financial	Page 40 of 43
Reconciliation of Adjusted Operating Revenues and Adjusted Operating Benefits and Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Total revenues	2,128	1,981	1,969	2,010	1,956	6,078	6,040
Less:
Net investment gains (losses)	(9)	(38)	(5)	(8)	(33)	(53)	30
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	28	30	28	13	52	86	89
Revenues (loss) attributable to noncontrolling interests	115	35	25	57	19	177	186
Other adjustments	50	54	33	50	50	137	144
Total adjusted operating revenues	1,942	1,900	1,888	1,897	1,867	5,731	5,591

Adjusted operating revenues by segment
Retirement	853	824	798	731	726	2,475	2,176
Investment Management	257	239	243	271	243	740	711
Employee Benefits	829	832	841	888	892	2,502	2,689
Corporate	3	5	6	8	6	14	15
Total adjusted operating revenues	1,942	1,900	1,888	1,897	1,867	5,731	5,591

Total benefits and expenses	(1,821)	(1,793)	(1,796)	(1,890)	(1,840)	(5,410)	(5,361)
Less:
Changes in market risk benefits	(7)	9	3	8	(1)	6	21
Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment	(81)	(60)	(67)	(35)	(104)	(208)	(210)
Expenses attributable to noncontrolling interests	(51)	(54)	(41)	(56)	(51)	(148)	(176)
Dividend payments made to preferred shareholders	16	4	17	4	17	37	37
Other adjustments	(63)	(95)	(63)	(83)	(78)	(219)	(206)
Total adjusted operating benefits and expenses	(1,635)	(1,598)	(1,645)	(1,728)	(1,622)	(4,880)	(4,828)
Adjusted operating benefits and expenses by segment
Retirement	(592)	(589)	(591)	(521)	(516)	(1,772)	(1,566)
Investment Management	(177)	(174)	(190)	(182)	(171)	(541)	(522)
Employee Benefits	(783)	(763)	(795)	(990)	(869)	(2,340)	(2,547)
Corporate	(84)	(72)	(69)	(35)	(66)	(226)	(193)
Total adjusted operating benefits and expenses	(1,635)	(1,598)	(1,645)	(1,728)	(1,622)	(4,880)	(4,828)

Voya Financial	Page 41 of 43
Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Retirement
Adjusted operating revenues	page 9	853	824	798	731	726	3,206	2,861
Interest credited and other benefits to contract owners/policyholders		(235)	(232)	(231)	(211)	(210)	(909)	(862)
Net revenue	page 16	618	592	567	519	516	2,296	1,999

Investment Management
Adjusted operating revenues	page 9	257	239	243	271	243	1,010	939
Net revenue	page 20	257	239	243	271	243	1,010	939

Employee Benefits
Adjusted operating revenues	page 9	829	832	841	888	892	3,390	3,453
Interest credited and other benefits to contract owners/policyholders		(546)	(529)	(551)	(764)	(634)	(2,390)	(2,329)
Net revenue	page 25	284	303	290	124	257	1,001	1,123

Consolidated
Total Adjusted operating revenues	page 9	1,942	1,900	1,888	1,897	1,867	7,627	7,276
Interest credited and other benefits to contract owners/policyholders		(781)	(761)	(782)	(975)	(845)	(3,299)	(3,193)
Corporate Adjusted operating revenues (1)		(3)	(5)	(6)	(8)	(6)	(22)	(23)
Net revenue	pages 16/20/25	1,159	1,134	1,100	914	1,016	4,307	4,061

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level and TSA Revenue.

Voya Financial	Page 42 of 43
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	570	492	531	626	651
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,464	4,361	4,259	4,254	4,078
TTM Return on Voya Financial, Inc Equity	12.8%	11.3%	12.5%	14.7%	16.0%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-2.0%	-1.8%	-2.1%	-2.5%	-2.8%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	5.3%	4.8%	5.6%	6.7%	7.9%
TTM Net investment gains (losses), after-tax	-0.6%	-0.8%	-0.2%	0.7%	0.5%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-1.9%	-1.9%	-2.0%	-1.2%	-1.6%
TTM Other adjustments, after-tax	-1.5%	-1.8%	-1.4%	-1.3%	-1.0%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	13.6%	12.8%	12.6%	12.3%	12.9%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-4.3%	-4.2%	-4.1%	-4.1%	-4.4%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	17.9%	17.0%	16.7%	16.5%	17.3%

Voya Financial	Page 43 of 43
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	9/30/2025	9/30/2024
Book value per common share, including AOCI	45.55	41.71	39.20	35.53	42.30	45.55	42.30
Per share impact of AOCI	18.64	21.46	22.67	25.78	18.66	18.64	18.66
Book value per common share, excluding AOCI	64.18	63.18	61.87	61.31	60.96	64.18	60.96

Debt to capital ratio	29.8%	31.2%	32.4%	38.5%	34.6%	29.8%	34.6%
Capital impact of adding noncontrolling interest	-6.9%	-6.9%	-7.5%	-9.1%	-7.1%	-6.9%	-7.1%
Impact of adding other financial obligations and treatment of preferred stock (1)	8.8%	9.4%	9.5%	9.4%	9.0%	8.8%	9.0%
Capital impact of excluding AOCI	-5.0%	-6.3%	-6.9%	-8.5%	-5.9%	-5.0%	-5.9%
Financial leverage ratio excluding AOCI	26.7%	27.4%	27.5%	30.3%	30.6%	26.7%	30.6%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.